JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

Supplement dated September 21, 2018

to the Prospectuses dated May 1, 2018, as supplemented

Effective September 24, 2018, the seventh through ninth paragraphs (eighth through tenth paragraphs for the Core Bond Portfolio) of the “Shareholder Information – PRICING PORTFOLIO SHARES – How are Portfolio Shares Priced?” section of each prospectus will be deleted and replaced with the following:

Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.

Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Portfolio’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures are valued at the last sale price available prior to the calculation of the Portfolio’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-JPMIT-918